UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 31, 2006

ZANN CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-28519	76-0510754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1549 N. Leroy St., Suite D-200,
Fenton, MI 48430
(Address of principal executive offices, including zip code)

(810) 714-2978
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02   Termination of a Material Definitive Agreement.

(1)
On March 31, 2006, Zann Corp. (the “Registrant” or the “Company”) and Sartam Industries (“Sartam”) terminated the Exclusive Licensing Agreement dated August 22, 2005 (the "Agreement") entered into by and between Sartam and the Registrant.

(2)
The Agreement provided the Company an exclusive right to manufacture, market, distribute and sell patented Sartam products within the United States, Europe, and any other countries that fall under the jurisdiction of the Patent Cooperation Treaty. Sartam also agreed to transfer specific expertise related to the business in order to facilitate production. In exchange, Zann agreed to pay certain royalty rates on sales, finance Sartam’s operations and use utmost efforts to manufacture, market and sell the licensed products.

(3)
As a result of unexpected costs of the business relationship that resulted in the earlier termination of the Stock Purchase Agreement between Sartam and the Registrant, both parties believe there is no financial or business justification for continuing the Agreement under its current terms. The Registrant and Sartam mutually determined that it was in each company’s best interest to terminate the Agreement.

(4)	The Registrant does not expect to incur material early termination penalties as a result of the termination of the Agreement.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K contains a forward-looking statement within the meaning of the Federal securities laws and is subject to safe harbors created therein. This forward-looking statement includes, but is not limited to, the Registrant’s beliefs regarding the financial and business justifications for continuing or not continuing the Agreement.

This forward-looking statement is subject to risks and uncertainties that could cause actual results and events to differ materially from those expressed in the forward-looking statements. These risks and uncertainties include, among others: the ability to effect the termination of the Agreement on a timely basis; possible fluctuations in economic conditions affecting the markets for the Registrant’s products and services; risks associated with the development generally of the Registrant’s overall strategic objectives and the other risks set forth in the Registrant’s most recently filed Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The Registrant undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances occurring after the date of this Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	Exclusive Licensing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZANN CORP.

By:	/S/ George Betts
George Betts Chief Financial Officer

Date: April 5, 2006